Power of Attorney

I, Thomas J. McInerney, Director and President (principal executive officer), Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk
P. Wickman, Julie E. Rockmore and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                        33-75998
2-52449                         33-75962                        33-75996
33-02339                        33-75964                        33-76000
33-34370                        33-75966                        33-76002
33-34583                        33-75968                        33-76004
33-42555                        33-75970                        33-76018
33-60477                        33-75972                        33-76024
33-61897                        33-75974                        33-76026
33-62473                        33-75976                        33-79118
33-63657                        33-75978                        33-79122
333-01107                       33-75980                        33-81216
33-63611                        33-75982                        33-87642
33-64277                        33-75984                        33-87932
33-64331                        33-75986                        33-88720
33-75248                        33-75988                        33-88722
33-75954                        33-75990                        33-88724
33-75956                        33-75992                        33-89858
33-75958                        33-75994                        33-91846
333-15817                       333-09515                       333-27337
333-24645                       333-22723

Registration Statements filed under the Investment Company Act of 1940:

811-2512               811-2513               811-4536               811-5906

hereby ratifying and confirming on this 4th day of December, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Thomas J. McInerney
----------------------------------------------------
Thomas J. McInerney
Director and President (principal executive officer)

                                Power of Attorney

I, Deborah Koltenuk, Vice President and Treasurer, Corporate Controller, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman, Julie E. Rockmore and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                        33-75998
2-52449                         33-75962                        33-75996
33-02339                        33-75964                        33-76000
33-34370                        33-75966                        33-76002
33-34583                        33-75968                        33-76004
33-42555                        33-75970                        33-76018
33-60477                        33-75972                        33-76024
33-61897                        33-75974                        33-76026
33-62473                        33-75976                        33-79118
33-63657                        33-75978                        33-79122
333-01107                       33-75980                        33-81216
33-63611                        33-75982                        33-87642
33-64277                        33-75984                        33-87932
33-64331                        33-75986                        33-88720
33-75248                        33-75988                        33-88722
33-75954                        33-75990                        33-88724
33-75956                        33-75992                        33-89858
33-75958                        33-75994                        33-91846
333-15817                       333-09515                       333-27337
333-24645                       333-22723

Registration Statements filed under the Investment Company Act of 1940:

811-2512              811-2513              811-4536              811-5906

hereby ratifying and confirming on this 4th day of December, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Deborah Koltenuk
--------------------------------------------------
Deborah Koltenuk
Vice President and Treasurer, Corporate Controller

                                POWER OF ATTORNEY

I, Timothy A. Holt, Director and Chief Financial Officer, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman, Julie E. Rockmore and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                        33-75998
2-52449                         33-75962                        33-75996
33-02339                        33-75964                        33-76000
33-34370                        33-75966                        33-76002
33-34583                        33-75968                        33-76004
33-42555                        33-75970                        33-76018
33-60477                        33-75972                        33-76024
33-61897                        33-75974                        33-76026
33-62473                        33-75976                        33-79118
33-63657                        33-75978                        33-79122
333-01107                       33-75980                        33-81216
33-63611                        33-75982                        33-87642
33-64277                        33-75984                        33-87932
33-64331                        33-75986                        33-88720
33-75248                        33-75988                        33-88722
33-75954                        33-75990                        33-88724
33-75956                        33-75992                        33-89858
33-75958                        33-75994                        33-91846
333-15817                       333-09515                       333-27337
333-24645                       333-22723

Registration Statements filed under the Investment Company Act of 1940:

811-2512              811-2513              811-4536              811-5906

hereby ratifying and confirming on this 4th day of December, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Timothy A. Holt
------------------------------------
Timothy A. Holt
Director and Chief Financial Officer

                                POWER OF ATTORNEY

I, Christopher J. Burns, Director, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman, Julie E. Rockmore and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                        33-75998
2-52449                         33-75962                        33-75996
33-02339                        33-75964                        33-76000
33-34370                        33-75966                        33-76002
33-34583                        33-75968                        33-76004
33-42555                        33-75970                        33-76018
33-60477                        33-75972                        33-76024
33-61897                        33-75974                        33-76026
33-62473                        33-75976                        33-79118
33-63657                        33-75978                        33-79122
333-01107                       33-75980                        33-81216
33-63611                        33-75982                        33-87642
33-64277                        33-75984                        33-87932
33-64331                        33-75986                        33-88720
33-75248                        33-75988                        33-88722
33-75954                        33-75990                        33-88724
33-75956                        33-75992                        33-89858
33-75958                        33-75994                        33-91846
333-15817                       333-09515                       333-27337
333-24645                       333-22723

Registration Statements filed under the Investment Company Act of 1940:

811-2512              811-2513              811-4536              811-5906

hereby ratifying and confirming on this 4th day of December, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Christopher J. Burns
---------------------------------
Christopher J. Burns
Director

                                POWER OF ATTORNEY


I, John Y. Kim, Director, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman, Julie E. Rockmore and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                        33-75998
2-52449                         33-75962                        33-75996
33-02339                        33-75964                        33-76000
33-34370                        33-75966                        33-76002
33-34583                        33-75968                        33-76004
33-42555                        33-75970                        33-76018
33-60477                        33-75972                        33-76024
33-61897                        33-75974                        33-76026
33-62473                        33-75976                        33-79118
33-63657                        33-75978                        33-79122
333-01107                       33-75980                        33-81216
33-63611                        33-75982                        33-87642
33-64277                        33-75984                        33-87932
33-64331                        33-75986                        33-88720
33-75248                        33-75988                        33-88722
33-75954                        33-75990                        33-88724
33-75956                        33-75992                        33-89858
33-75958                        33-75994                        33-91846
333-15817                       333-09515                       333-27337
333-24645                       333-22723

Registration Statements filed under the Investment Company Act of 1940:

811-2512              811-2513              811-4536              811-5906

hereby ratifying and confirming on this 4th day of December, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ John Y. Kim
---------------------------------
John Y. Kim
Director

                                POWER OF ATTORNEY

I, Shaun P. Mathews, Director, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman, Julie E. Rockmore and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                        33-75998
2-52449                         33-75962                        33-75996
33-02339                        33-75964                        33-76000
33-34370                        33-75966                        33-76002
33-34583                        33-75968                        33-76004
33-42555                        33-75970                        33-76018
33-60477                        33-75972                        33-76024
33-61897                        33-75974                        33-76026
33-62473                        33-75976                        33-79118
33-63657                        33-75978                        33-79122
333-01107                       33-75980                        33-81216
33-63611                        33-75982                        33-87642
33-64277                        33-75984                        33-87932
33-64331                        33-75986                        33-88720
33-75248                        33-75988                        33-88722
33-75954                        33-75990                        33-88724
33-75956                        33-75992                        33-89858
33-75958                        33-75994                        33-91846
333-15817                       333-09515                       333-27337
333-24645                       333-22723

Registration Statements filed under the Investment Company Act of 1940:

811-2512              811-2513              811-4536              811-5906

hereby ratifying and confirming on this 4th day of December, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Shaun P. Mathews
---------------------------------
Shaun P. Mathews
Director

                                Power of Attorney

I, J. Scott Fox, Director, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman, Julie E. Rockmore and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                        33-75998
2-52449                         33-75962                        33-75996
33-02339                        33-75964                        33-76000
33-34370                        33-75966                        33-76002
33-34583                        33-75968                        33-76004
33-42555                        33-75970                        33-76018
33-60477                        33-75972                        33-76024
33-61897                        33-75974                        33-76026
33-62473                        33-75976                        33-79118
33-63657                        33-75978                        33-79122
333-01107                       33-75980                        33-81216
33-63611                        33-75982                        33-87642
33-64277                        33-75984                        33-87932
33-64331                        33-75986                        33-88720
33-75248                        33-75988                        33-88722
33-75954                        33-75990                        33-88724
33-75956                        33-75992                        33-89858
33-75958                        33-75994                        33-91846
333-15817                       333-09515                       333-27337
333-24645                       333-22723

Registration Statements filed under the Investment Company Act of 1940:

811-2512              811-2513              811-4536              811-5906

hereby ratifying and confirming on this 4th day of December, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ J. Scott Fox
---------------------------------
J. Scott Fox
Director

                                Power of Attorney

I, Thomas P. Waldron, Director, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman, Julie E. Rockmore and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448                         33-75960                        33-75998
2-52449                         33-75962                        33-75996
33-02339                        33-75964                        33-76000
33-34370                        33-75966                        33-76002
33-34583                        33-75968                        33-76004
33-42555                        33-75970                        33-76018
33-60477                        33-75972                        33-76024
33-61897                        33-75974                        33-76026
33-62473                        33-75976                        33-79118
33-63657                        33-75978                        33-79122
333-01107                       33-75980                        33-81216
33-63611                        33-75982                        33-87642
33-64277                        33-75984                        33-87932
33-64331                        33-75986                        33-88720
33-75248                        33-75988                        33-88722
33-75954                        33-75990                        33-88724
33-75956                        33-75992                        33-89858
33-75958                        33-75994                        33-91846
333-15817                       333-09515                       333-27337
333-24645                       333-22723

Registration Statements filed under the Investment Company Act of 1940:

811-2512              811-2513              811-4536              811-5906

hereby ratifying and confirming on this 4th day of December, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Thomas P. Waldron
---------------------------------
Thomas P. Waldron
Director